NATURE OF BUSINESS	9 Months Ended
Sep. 30, 2011
NATURE OF BUSINESS
NATURE OF BUSINESS

NOTE 1.  NATURE OF BUSINESS

General Nature of Business. GNC Holdings, Inc., formerly GNC Acquisition Holdings Inc., a Delaware corporation (“Holdings”, and collectively with its subsidiaries and, unless the context requires otherwise, its and their respective predecessors, the “Company”), is a leading specialty retailer of nutritional supplements, which include: vitamins, minerals and herbal supplements (“VMHS”), sports nutrition products, diet products and other wellness products.

The Company’s organizational structure is vertically integrated as the operations consist of purchasing raw materials, formulating and manufacturing products and selling the finished products through its three primary segments: retail, franchising and manufacturing/wholesale.  Corporate retail store operations are located in North America and Puerto Rico, and in addition the Company offers products domestically through GNC.com, www.drugstore.com, and beginning in September 2011, LuckyVitamin.com. Franchise stores are located in the United States and 52 international countries (including distribution centers where retail sales are made).  The Company operates its primary manufacturing facilities in South Carolina and distribution centers in Arizona, Pennsylvania and South Carolina. The Company manufactures the majority of its branded products, but also merchandises various third party products. Additionally, the Company licenses the use of its trademarks and trade names.

The processing, formulation, packaging, labeling and advertising of the Company’s products are subject to regulation by one or more federal agencies, including the Food and Drug Administration (“FDA”), Federal Trade Commission (“FTC”), Consumer Product Safety Commission, United States Department of Agriculture and the Environmental Protection Agency. These activities are also regulated by various agencies of the states and localities in which the Company’s products are sold.

In March 2011, General Nutrition Centers, Inc. (“Centers”), a wholly owned subsidiary of Holdings, entered into the 2011 Senior Credit Facility, consisting of a $1.2 billion Term Loan Facility and an $80.0 million Revolving Credit Facility, and utilized the proceeds to repay all outstanding indebtedness under the 2007 Senior Credit Facility, the Senior Notes, and the Senior Subordinated Notes.

In April 2011, Holdings consummated an initial public offering of 16.0 million shares of its Class A common stock (the “IPO”), at an IPO price of $16.00 per share.  The net proceeds from the IPO, together with cash on hand, were used to redeem all outstanding Series A preferred stock, repay approximately $300.0 million of outstanding borrowings under the Term Loan Facility, and pay approximately $11.1 million to satisfy obligations under the ACOF Management Services Agreement and the Class B common stock (see Note 12).

On August 31, 2011, the Company acquired substantially all of the assets and assumed certain liabilities of S&G Properties, LLC d/b/a LuckyVitamin.com and What’s The Big Deal?, Inc. d/b/a Gary’s “World of Wellness” (collectively referred to as “Lucky Vitamin”), an online retailer of health and wellness products.  The aggregate purchase price of Lucky Vitamin was approximately $21 million.

On September 7, 2011, the Company filed a registration statement related to a proposed offering of shares of its Class A common stock to be sold exclusively by participating selling stockholders (the proposed “Secondary Offering”).